EXHIBIT 10.10

TRISTAR WELLNESS SOLUTIONS, INC.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE ACT”), OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE LAWS, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE LAW IS AVAILABLE.

TWS No. [__]

STOCK PURCHASE WARRANT

THIS IS TO CERTIFY that, for value received, ______________________, or its assigns (the “Holder”) is entitled, subject to the terms and conditions set forth herein, to purchase from TriStar Wellness Solutions, Inc., a Nevada corporation (the “Company”) up to _______________________________________ fully paid and nonassessable shares of common stock of the Company (the “Warrant Securities”) at $2.74 per share, as adjusted under Section 3 (the “Exercise Price”), upon payment by cashier’s check or wire transfer of the Exercise Price for such shares of the Common Stock to the Company at the Company’s offices.

1.           Exercisability. This Warrant may be exercised in whole or in part at any time, or from time to time, between the date hereof and 5:00 p.m. Eastern Standard Time on April 30, 2017, by presentation and surrender hereof to the Company of a notice of election to purchase duly executed and accompanied by payment by check or wire transfer of the Exercise Price.

2.            Manner of Exercise. In case of the purchase of less than all of the Warrant Securities, the Company shall cancel this Warrant upon the surrender hereof and shall execute and deliver a new warrant of like tenor for the balance of the Warrant Securities. Upon the exercise of this Warrant, the issuance of certificates for securities, properties, or rights underlying this Warrant shall be made forthwith (and in any event within three (3) business days thereafter) without charge to the Holder including, without limitation, any tax that may be payable in respect of the issuance thereof: provided, however, that the Company shall not be required to pay any tax in respect of income or capital gain of the Holder.

If and to the extent this Warrant is exercised, in whole or in part, the Holder shall be entitled to receive a certificate or certificates representing the Warrant Securities so purchased, upon presentation and surrender to the Company of the form of election to purchase attached hereto duly executed, and accompanied by payment of the purchase price.

3.            Adjustment in Number of Shares.

(A)           Adjustment for Reclassifications . In case at any time or from time to time after the issue date the holders of the Common Stock of the Company (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefore, additional stock or other securities or property (including cash) by way of stock split, spin-off, reclassification, combination of shares or similar corporate rearrangement (exclusive of any stock dividend of its or any subsidiary’s capital stock), then and in each such case the Holder of this Warrant, upon the exercise hereof as provided in Section 1, shall be entitled to receive the amount of stock and other securities and property which such Holder would hold on the date of such exercise if on the issue date he had been the holder of record of the number of shares of Common Stock of the Company called for on the face of this Warrant and had thereafter, during the period from the issue date, to and including the date of such exercise, retained such shares and/or all other or additional stock and other securities and property receivable by him as aforesaid during such period, giving effect to all adjustments called for during such period. In the event of any such adjustment, the Exercise Price shall be adjusted proportionally.

(B)           Adjustment for Reorganization, Consolidation, Merger. In case of any reorganization of the Company (or any other corporation the stock or other securities of which are at the time receivable on the exercise of this Warrant) after the issue date, or in case, after such date, the Company (or any such other corporation) shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then and in each such case the Holder of this Warrant, upon the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities or property to which such Holder would be entitled had the Holder exercised this Warrant immediately prior thereto, all subject to further adjustment as provided herein; in each such case, the terms of this Warrant shall be applicable to the shares of stock or other securities or property receivable upon the exercise of this Warrant after such consummation.

4.           No Requirement to Exercise. Nothing contained in this Warrant shall be construed as requiring the Holder to exercise this Warrant prior to or in connection with the effectiveness of a registration statement.

         No Stockholder Rights.  Unless and until this Warrant is exercised, this Warrant shall not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Company, or to any other rights whatsoever except the rights herein expressed, and, no dividends shall be payable or accrue in respect of this Warrant. Warrant

Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and, in case of loss, theft, or destruction, of indemnity or security reasonably satisfactory to it and reimbursement to the company of all reasonable expenses incidental thereto, and upon surrender and cancellation hereof, if mutilated, the Company will make and deliver a new warrant of like tenor and amount, in lieu hereof.

6.           Exchange. This Warrant is exchangeable upon the surrender hereof by the Holder to the Company for new warrants of like tenor representing in the aggregate the right to purchase the number of Warrant Securities purchasable hereunder, each of such new warrants to represent the right to purchase such number of Warrant Securities as shall be designated by the Holder at the time of such surrender.

7.           Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of securities upon the exercise of this Warrant, nor shall it be required to issue scrip or pay cash in lieu of fractional interests. All fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of securities, properties, or rights receivable upon exercise of this Warrant.

8.           Reservation of Securities. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock or other securities, solely for the purpose of issuance upon the exercise of this Warrant, such number of shares of Common Stock or other securities, properties, or rights as shall be issuable upon the exercise hereof. The Company covenants and agrees that, upon exercise of this Warrant and payment of the Principal Value, all shares of Common Stock and other securities issuable upon such exercise shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any stockholder.

9.           Notices to Holder. If at any time prior to the expiration of this Warrant or its exercise, any of the following events shall occur:

(a)            the Company shall take a record of the holders of any class of its securities for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

(b)           the Company shall offer to all the holders of a class of its securities any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option or warrant to subscribe therefor; or

(c)            a dissolution, liquidation, or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed.

Then, in any one or more of said events, the Company shall give written notice of such event to the Holder at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholder entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up, or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be.

10.          Transferability. This Warrant may be transferred or assigned by the Holder only upon written consent by the Company.

11.          Informational Requirements. The Company will transmit to the Holder such information, documents, and reports as are generally distributed to stockholders of the Company concurrently with the distribution thereof to such stockholders.

12.          Investor Questionnaire.  The Purchaser has accurately completed the Investor Questionnaire attached hereto as Exhibit A and incorporated by reference herein.

13.          Notice. Notices to be given to the Company or the Holder shall be deemed to have been sufficiently given if delivered personally or sent by overnight courier or messenger, or by facsimile transmission. Notices shall be deemed to have been received on the date of personal delivery or facsimile transmission. The address of the Company and of the Holder shall be as set forth in the Company’s books and records.

14.          Consent to Jurisdiction and Service. The Company consents to the jurisdiction of any court of the State of Connecticut, and of any federal court located in Connecticut, in any action or proceeding arising out of or in connection with this Warrant. The Company waives personal service of any summons, complaint, or other process in connection with any such action or proceeding and agrees that service thereof may be made at the location provided in Section 12 hereof, or, in the alternative, in any other form or manner permitted by law. The Holder and Company agree that Stamford, Connecticut shall be deemed proper venue.

15.          Successors. All the covenants and provisions of this Warrant shall be binding upon and inure to the benefit of the Company, the Holder, and their respective legal representatives, successors, and assigns.

16.          Attorneys’ Fees. In the event the Holder hereof shall refer this Warrant to an attorney to enforce the terms hereof, the Company agrees to pay all the costs and expenses incurred in attempting or effecting collection hereunder, including reasonable attorney's fees, whether or not suit is instituted.

17.          Governing Law. THIS WARRANT SHALL BE GOVERNED, CONSTRUED AND INTERPRETED UNDER THE LAWS OF THE STATE OF CONNECTICUT, WITHOUT GIVING EFFECT TO THE RULES GOVERNING CONFLICTS OF LAW.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by the signature of its President, CEO and to be delivered in WESTPORT, CONNECTICUT.

TRISTAR WELLNESS SOLUTIONS, INC. A Nevada Corporation

Dated: May 3, 2013	By:
Its: President, CEO

[FORM OF ELECTION TO PURCHASE]

The undersigned, the holder of the attached Warrant, hereby irrevocably elects to exercise the purchase right represented by this Warrant Certificate for, and to purchase securities of TriStar Wellness Solutions, Inc. and herewith makes payment of $__________ therefor, and requests that the certificates for such securities be issued in the name of, and delivered to ___________________, whose address is ______________________________.

Dated: ____________________, 20___

By:______________________________

Its:______________________________

(Signature must conform in respects to name of holderas specified on the face of theWarrant Certificate)
__________________________________

(Insert Social Security or Other Identifying Number ofHolder)

Exhibit A

Investor Questionnaire

(to be completed by each Purchaser)

Name: John Linderman	FEIN:

Cell Phone: 203 856 5836	Email: jlinderman@tstarwellness.com

Work Phone: 203 226 4449

1.	a. State of Residence: CT b. For how long? 23 Years c. Do you maintain a residence in any other state? No

2.	In which state(s) do you a. File state income tax returns: CT b. Vote: CT c. Hold current driver’s license: CT d. Maintain a house or apartment: CT

3.	What is your present age? 56 What is your date of birth? 6/25/1956

4.
Is your net worth in excess of $1,000,000? (for purposes of this question, Purchaser may include spouse's net worth and may include the fair market value of home furnishings and automobiles, but must exclude from the calculation the value of Purchaser’s primary residence and the related amount of any indebtedness on primary residence up to the fair market value of the primary residence (any indebtedness that exceeds the fair market value of the primary residence must be deducted from net worth calculation)).

Yes x   No o

5.	Was your individual gross income during each of the past two years in excess of $200,000? Yes x No o N/A

6.	If your answer to question 5 was yes, do you reasonably anticipate that your gross income for the current year will be in excess of $200,000? Yes x No o N/A

7.	Was your joint gross income with your spouse in excess of $300,000 in each of the last two years? Yes x No o N/A

8.	If your answer to question 7 was yes, do you reasonably anticipate that your joint gross income with your spouse for the current year will be in excess of $300,000? Yes x No o N/A

9.
Does this investment exceed twenty percent (20%) of your net worth?  (For purposes of this question, you may include your spouse’s net worth and the fair market value of your home, home furnishings and automobiles).

Yes o   No x N/A

10.
Does this investment exceed ten percent (10%) of your net worth?  (For purposes of this question, you may include your spouse’s net worth and the fair market value of your home, home furnishings and automobiles).

Yes o   No x N/A

11.	Your estimated gross income for 2013 is:

Less than $75,000	o

$75,000 - $200,000	o

Over $200,000	x

12.	Your gross income for 2012 was:

Less than $75,000	o

$75,000 - $200,000	o

Over $200,000	x

13.	Your gross income for 2011 was:

Less than $75,000	o

$75,000 - $200,000	o

Over $200,000	x

14.	Current estimated Net Worth (exclusive of home, automobiles):

Less than $150,000	o

$150,000 - $250,000	o

Over $250,000	x

15.	Investment Experience:

(A)           Please indicate the frequency of your investment in securities that are registered and transferred on one or more of the major United States securities exchanges:  Often ____   Occasionally x  Seldom o Never o.

(B)           Please indicate the frequency of your investment in securities which are purchased, sold or transferred in private transactions:  Often o Occasionally x  Seldom o Never o.

(C)           If your answer to (A) or (B) above was Seldom or Never, please provide your qualifications in evaluating the merits and risks of this investment?

______________________________________________________________________________

_______________________________________________________________________________

16.
Describe below any business or personal relationship you have with any affiliates of the officers or directors of the Company or any of its affiliates, subsidiaries or business entities in conjunction with this purchase of Shares in the Company, including a statement of the name of the individual(s)and the length of time you have know such individual(s).

_Presently the President and CEO of TriStar Wellness Solutions
_______________________________________________________________________________

17.	Have you participated in any prior investments or other business transactions with the Company or its officers, directors, employees, agents or any of its affiliates?

Yes x   No o – If yes, please describe:

Series D Preferred and Common Stock
_______________________________________________________________________________

18.	Do you currently have an equity interest in the Company?

Yes x   No o – If yes, please describe:

_8.25% Common Stock
_______________________________________________________________________________